EXHIBIT 1.1

Everest Reinsurance Holdings, Inc.

Debt Securities

Underwriting Agreement

April 26, 2007

To the Underwriters named in the respective

Pricing Agreements hereinafter described.

Ladies and Gentlemen:

From time to time Everest Reinsurance Holdings, Inc., a Delaware corporation (the “Company”), proposes to enter into one or more Pricing Agreements (each, a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine and, subject to the terms and conditions stated herein and therein, which shall provide that the Company shall issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Debt Securities”) specified in Schedule I to such Pricing Agreement (with respect to such Pricing Agreement, the “Firm Designated Securities”). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Debt Securities as provided in Section 3 hereof (the “Optional Securities”). The Firm Designated Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the “Designated Securities”.

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture and any supplement thereto (the “Indenture”) identified in the Pricing Agreement.

As used in this Agreement (i) the term “Parent” refers to Everest Re Group, Ltd., a Bermuda company, (ii) the phrase “Material Adverse Effect on the Company” means a material adverse effect on the consolidated financial position, stockholder’s equity or results of operations of the Company and its subsidiaries taken as a whole and (iii) the phrase “Material Adverse Effect on Parent” means a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of Parent and its subsidiaries taken as a whole.

1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”), if any. The term “Representatives” also refers to a single firm acting as the sole representative of the Underwriters and to an Underwriter or Underwriters who act on its or their own behalf without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Debt Securities or as an obligation of any of the Underwriters to purchase any of the Debt Securities. The obligation of the Company to issue and sell any of the Debt Securities and the obligation of any of the Underwriters to purchase any of the Debt Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of the Firm Designated Securities, the aggregate principal amount of Optional Securities, if any, the initial public offering price of such Firm Designated Securities and Optional Securities or the manner of determining such price, the terms of the Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. If there is more than one Underwriter, the obligations of such Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form S-3 (File No. 333-130044) in respect of the Debt Securities and other securities (the “Securities”) has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s and Parent’s knowledge, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company or Parent (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 2(A)(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”).

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

(c) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Designated Securities and (ii) as of the date of the applicable Pricing Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(d) For the purposes of this Agreement, the “Applicable Time” is the time on the date of this Agreement specified in Schedule II to the applicable Pricing Agreement. The Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, if any, identified in Schedule III to the applicable Pricing Agreement, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, and any electronic road show, when taken together as a whole with the Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

(e) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Pricing Prospectus and the Prospectus as amended or supplemented relating to such Designated Securities; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement.

(f) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

(g) None of the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree material to the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Basic Prospectus, there has not been any material change in the capital stock or any material change in the long-term debt of the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’/stockholder’s equity or results of operations of the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus.

(h) Parent, the Company and each of their respective subsidiaries has been duly incorporated and are validly existing as corporations in good standing (to the extent such concept is relevant) under the laws of the jurisdiction of its incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Pricing Prospectus and the Prospectus, and each of them has been duly qualified as a foreign corporation for the transaction of business and is in good standing (to the extent such concept is relevant) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company or a Material Adverse Effect on Parent; the Company has full corporate power and authority to enter into this Agreement and the Pricing Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it; and this Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company.

(i) The Company and Parent have an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus, and all of the issued and outstanding shares of capital stock of the Company and Parent have been duly and validly authorized and issued and are fully paid and non-assessable.

(j) The Debt Securities and the Indenture have each been duly authorized and when validly executed and delivered by Company and, in the case of the Indenture, by the trustee named therein (the “Trustee”), and, in the case of the Debt Securities, when validly issued by the Company and validly authenticated and delivered by the Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Indenture has been duly qualified under the Trust Indenture Act; the Debt Securities are entitled to the benefits of the Indenture; the Indenture will be in substantially the forms filed as exhibits to the Registration Statement and conform to the description thereof in the Pricing Disclosure Package and in the Prospectus.

(k) The issue and sale of the Debt Securities, the compliance by the Company with all of the provisions of the Debt Securities, this Agreement and the Pricing Agreement, the execution, delivery and performance by the Company of the Indenture and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company, Parent or any of their subsidiaries is a party or by which the Company, Parent or any of their subsidiaries is bound or to which any of the property or assets of the Company, Parent or any of their subsidiaries is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, a Material Adverse Effect on Parent or a material adverse effect on the consummation by the Company of the transactions contemplated by this Agreement and the Pricing Agreement, nor will such action result in any violation of provisions of (A) the certificate of incorporation, memorandum of association, bylaws or other organizational documents of the Company, Parent or any of their subsidiaries or (B) any statute or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) having jurisdiction over the Company, Parent or any of their subsidiaries or any of their properties, except, in the case of this clause (B), for any such violation which, individually or in the aggregate, would not have a Material Adverse Effect on the Company or a Material Adverse Effect on Parent; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the other transactions contemplated by this Agreement or the Pricing Agreement or the Indenture, except such as have been, or will have been prior to the First Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Debt Securities and distribution of the Debt Securities by the Underwriters.

(l) The statements set forth (A) in the Pricing Disclosure Package and the Prospectus under the captions “Description of the LoTSSM” and “Description of the Replacement Capital Covenant”, insofar as they purport to constitute a summary of the terms of the Debt Securities and the Replacement Capital Covenant referred to therein; and (B) in the Pricing Prospectus and the Prospectus under the captions, “Material U.S. Federal Income Tax Consequences” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

(m) None of the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries is in violation of its certificate of incorporation, memorandum of association, bylaws or other organizational documents, as applicable, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such default as individually or in the aggregate would not have a Material Adverse Effect on the Company or a Material Adverse Effect on Parent.

(n) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries is a party or of which any property of the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries is the subject which, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Effect on the Company or a Material Adverse Effect on Parent; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(o) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Bermuda or any political subdivision or taxing authority thereof or therein in connection with the transactions contemplated herein.

(p) The Company is not and, after giving effect to the offering and sale of the Debt Securities, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(q) None of the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries has taken, directly or indirectly, any action which was designed to, which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or Parent to facilitate the sale or resale of the Debt Securities.

(r) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries and Parent and its subsidiaries and have audited Parent’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

(s) Each of the Company and Parent maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by its principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Each of the Company’s and Parent’s internal control over financial reporting is effective and it is not aware of any material weaknesses in its internal control over financial reporting.

(t) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus, there has been no change in either the Company’s nor Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

(u) Each of the Company and Parent maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries or Parent and its subsidiaries is made known to the Company’s or Parent’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(v) The consolidated financial statements and financial statement schedules of Parent and its consolidated subsidiaries and Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Prospectus and the Prospectus fairly present in all material respects the financial position of Parent and the Company and their respective consolidated subsidiaries and the results of operations and changes in financial condition and cash flows as of the dates and periods therein specified. Such financial statements and financial statement schedules have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as otherwise noted therein).

(w) The Company, the Company’s subsidiaries, Parent and Parent’s subsidiaries, when necessary, are duly licensed to conduct insurance or reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of any of them to be so licensed would not, individually or in the aggregate, have a Material Adverse Effect on the Company or a Material Adverse Effect on Parent. The Company, the Company’s subsidiaries, Parent and Parent’s subsidiaries have made all required filings under applicable insurance holding company statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, have a Material Adverse Effect on the Company or a Material Adverse Effect on Parent. The Company, the Company’s subsidiaries, Parent and Parent’s subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Pricing Prospectus and the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, have a Material Adverse Effect on the Company or a Material Adverse Effect on Parent, and none of the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification needs to be obtained by any of them, in any case, where it could be reasonably expected that (x) any of them would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would have a Material Adverse Effect on the Company or a Material Adverse Effect on Parent; and no insurance regulatory authority having jurisdiction over the Company, any of the Company’s subsidiaries, Parent or any of Parent’s subsidiaries has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any of them.

(x) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company, and not by such officer in an individual capacity, to each Underwriter as to the matters covered thereby.

(y) Neither the Company, Parent nor any of their subsidiaries nor, to the knowledge of the Company or Parent, any director, officer, agent, employee or affiliate of the Company, Parent or any of their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, Parent, their subsidiaries and, to the knowledge of the Company and Parent, their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(z) The operations of the Company, Parent and their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, Parent nor any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and Parent, threatened.

(aa) Neither the Company, Parent nor any of their subsidiaries nor, to the knowledge of the Company or Parent, any director, officer, agent, employee or affiliate of the Company, Parent or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company and Parent will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

3. Purchase and Sale. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an “Over-allotment Option”) to purchase, at their election, up to the aggregate principal amount of Optional Securities set forth in such Pricing Agreement, on the terms set forth in the Pricing Prospectus and the Prospectus, as amended or supplemented, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

The principal amount of Optional Securities, if any, to be added to the principal amount of Firm Designated Securities to be purchased by each Underwriter (as set forth in Schedule I to the applicable Pricing Agreement) shall be, in each case, the principal amount of Optional Securities set forth in the applicable Pricing Agreement, provided that, if such principal amount of Optional Securities is not set forth in the applicable Pricing Agreement, the principal amount of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the principal amount of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate principal amount of Firm Designated Securities (rounded as the Representatives may determine to the nearest $1,000 in principal amount). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Securities which the Underwriters elect to purchase pursuant to such Pricing Agreement.

4. Time of Delivery. Certificates for the Firm Designated Securities and the Optional Securities, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of each such Underwriter, against payment by each such Underwriter or on its behalf of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified by the Company to the Representatives at least 48 hours in advance of the Time of Delivery (as defined in this Section 4) as specified in such Pricing Agreement, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “First Time of Delivery” and (ii) with respect to the Optional Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the “Second Time of Delivery”. Each such time and date for delivery is herein called a “Time of Delivery”.

5. Agreements. The Company agrees with each of the Underwriters of any Designated Securities:

(a) To prepare the Prospectus as amended or supplemented in relation to the Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by

Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly (or cause to be filed promptly) all reports and any definitive proxy or information statements required to be filed by the Company or Parent with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) To prepare a final term sheet containing solely a description of the Designated Securities, substantially in the form of Schedule III to the applicable Pricing Agreement and approved by the Representatives and file such term sheet pursuant to Rule 433(d) under the Act and Regulations within the time period prescribed by such Rule.

(c) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice therereof.

(d) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Debt Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Debt Securities, provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or as a dealer in securities, to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

(e) Prior to 10:00 A.M., New York City time, on the second New York Business Day (as defined in Section 17 hereof) next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus as amended or supplemented in such quantities as the Representatives may reasonably request and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time in connection with the offering or sale of the Debt Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, provided that any such amended Prospectus or supplement to the Prospectus required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) following the expiration of nine months after the time of issue of the Prospectus shall be prepared and furnished at the expense of the Underwriters.

(f) If there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, to notify promptly the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.

(g) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(h) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Debt Securities or any other securities of the Company, as the case may be, that are substantially similar to such Debt Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive Debt Securities or any such substantially similar securities of the Company without the prior written consent of the Representatives.

(i) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the provisions therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

(j) To use its reasonable best efforts to remain eligible to use Form S-3 under the Act.

(k) To use the net proceeds received by it from the sale of the Designated Securities pursuant to this Agreement and the Pricing Agreement in the manner set forth in the Prospectus as amended or supplemented under the caption “Use of Proceeds”.

(l) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

(m) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of Parent’s and the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Debt Securities (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

6. Free Writing Prospectuses.

(a) The Company represents and agrees that, without the prior consent of the Representatives, neither it nor any of its subsidiaries has made, or will make, any offer relating to the Designated Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, other than the information contained in the final term sheet, it has not made and will not make any offer relating to the Designated Securities that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III to the applicable Pricing Agreement.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7. Fees. The Company covenants and agrees with the several Underwriters to pay the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Designated Securities under the Act and all other out-of-pocket expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Indenture, any Blue Sky or similar investment surveys or memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities; (vi) the cost of preparing certificates for the Designated Securities; (vii) the cost and charges of any registrar or paying agent; (viii) the fees and expenses of any trustee and any agent of any trustee and fees and disbursements of counsel for any trustee in connection with the Indenture and the Designated Securities; (ix) all expenses and taxes arising as a result of the issuance, sale and delivery of the Designated Securities to or for the respective accounts of the Underwriters; (x) the cost of qualifying the Designated Securities with the Depository Trust Company; and (xi) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Option which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them and any advertising expenses connected with any offers they may make.

8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed and the following additional conditions:

(a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction.

(b) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(c) Mayer, Brown, Rowe & Maw LLP, counsel for the Company, shall have furnished to you its written opinion, dated as of the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to you, to the effect that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(ii) Each of this Agreement and the Pricing Agreement has been duly authorized, executed and delivered by the Company;

(iii) The Designated Securities have been duly authorized, executed, issued and delivered by the Company, constitute valid and legally binding obligations of the Company, are entitled to the benefits provided by the Indenture and are enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding of equity or in law);

(iv) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforceability is considered in a proceeding of equity or in law); and the Indenture has been duly qualified under the Trust Indenture Act;

(v) The statements set forth in the Pricing Disclosure Package and the Prospectus under the captions “Description of the LoTSSM” and “Description of the Replacement Capital Covenant”, insofar as they purport to constitute a summary of the terms of the Debt Securities and the Replacement Capital Covenant referred to therein are accurate and complete in all material respects;

(vi) The Company is not an “investment company”, as such term is defined in the Investment Company Act;

(vii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made prior to the Time of Delivery for such Designated Securities (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

(viii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

(ix) The Registration Statement is effective under the Act and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefore initiated or threatened by the Commission; and

(x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

Such counsel shall also state that although it does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus as amended or supplemented, except for those referred to in the opinion in subsection (v) of this Section 8(c), no facts have come to its attention that have caused it to believe that (1) as of the Applicable Time, the Registration Statement or any further amendment thereto made by the Company or Parent prior to the Time of Delivery (other than the financial statements and related schedules and other financial and related statistic data included therein or omitted therefrom, as to which such counsel need express no belief), when such part or amendment become effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Pricing Disclosure Package (other than the financial statements and related schedules and other financial and related statistic data included therein or omitted therefrom, as to which such counsel need express no belief) as of the Applicable Time contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) as of its date and as of such Time of Delivery for such Designated Securities, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery for such Designated Securities (other than the financial statements and related schedules and other financial and related statistic data included therein or omitted therefrom, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and of public officials. Such opinions shall be limited to the federal laws of the United States, the laws of New York State and the General Corporation Law of the State of Delaware. The parties acknowledge that, in rendering such opinions, such counsel is not rendering any opinion with respect to the insurance laws or regulations or any securities laws other than U.S. federal securities law.

(d) Sanjoy Mukherjee, Senior Vice President, General Counsel and Secretary of Parent shall have furnished to you a written opinion, dated as of such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

(i) The Company and each of its subsidiaries, where necessary, are duly licensed to conduct insurance or reinsurance business, as the case may be, under the insurance statutes of each jurisdiction in which the conduct of its business requires such licensing, except for such jurisdictions in which the failure of the Company or any of its subsidiaries to be so licensed would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company; the Company and the Company’s subsidiaries have made all required filings under applicable insurance holding company statutes in each jurisdiction where such filings are required, except for such jurisdictions in which the failure to make such filings would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. The Company and the Company’s subsidiaries have all other necessary authorizations, approvals, orders, consents, certificates, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective businesses as described in the Pricing Prospectus and the Prospectus, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, and none of the Company or any of its subsidiaries has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by any of them, in any case where it could be reasonably expected that (x) the Company and the Company’s subsidiaries would be required either to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or to cease or otherwise limit the writing of certain business and (y) the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification or the limiting of the writing of such business would have a Material Adverse Effect on the Company; and no insurance regulatory authority having jurisdiction over the Company or any of its subsidiaries has issued any order or decree impairing, restricting or prohibiting the payment of dividends by or to any of them;

(ii) Other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which any of the Company, the Company’s subsidiaries, Parent and Parent’s subsidiaries is a party or of which any property of any of them is the subject which, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect on Parent or a Material Adverse Effect on the Company; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(iii) Such counsel does not know of any contract or document of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not so filed, incorporated by reference or described as required;

(iv) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of this Agreement, the Pricing Agreement, the Designated Securities and the Indenture, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Company, the Company’s subsidiaries, Parent and Parent’s subsidiaries are a party or by which any of them are bound or to which any of them or their properties are subject, or any statute or any rule, regulation or order known to such counsel of any court or governmental agency or body having jurisdiction over any of them or any of their properties (except for such conflicts, breaches, violations or defaults which do not or would not, individually or in the aggregate have a Material Adverse Effect on Parent or a Material Adverse Effect on the Company), or (B) any provision of the certificate of incorporation, bylaws, memorandum of association or other organizational documents of the Company or Parent or any of their subsidiaries;

(v) No consent, approval, authorization or order of, or registration, qualification or filing with, any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement under state or foreign insurance laws, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters; and

(vi) Neither the Company nor any subsidiary of the Company is (i) in violation of its respective charter or bylaws or other organizational documents or (ii) to the knowledge of such counsel, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except, in the case of clause (ii), for such as, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the subsidiaries of the Company, Parent, the subsidiaries of Parent and of public officials. Such opinions shall be limited to the federal laws of the United States and the laws of the State of New Jersey and the insurance laws of the State of Delaware.

References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

(e) Mayer, Brown, Rowe & Maw LLP, tax counsel for the Company, shall have furnished to you and the Company its written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms that the matters set forth in the Prospectus as amended or supplemented under the caption “Material U.S. Federal Income Tax Consequences”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

(f) At the Time of Delivery for such Designated Securities and on the date of the Pricing Agreement, the independent accountants of Parent and the Company who have certified the financial statements of Parent and the Company and their subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus shall have furnished to the Representatives a letter, dated the date of such Time of Delivery and, if applicable, such date of the Pricing Agreement, respectively, to the effect set forth in Annex II hereto, and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

(g) (i) None of the Company, Parent or any of their subsidiaries taken as a whole shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, (ii) since the respective dates as of which information is given in the Pricing Prospectus and the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company, Parent or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholder’s/shareholders’ equity or results of operations of the Company, Parent and their subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities and (iii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, there shall not have been any decrease in the consolidated shareholders’/stockholder’s equity of Parent or the Company except for mark to market adjustments related to investments available for sale that do not exceed 10% of the consolidated shareholders’/stockholder’s equity of Parent or the Company.

(h) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded Parent’s or the Company’s debt securities or preferred stock, if applicable, or Parent’s or the Company’s financial strength or claims paying ability by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Parent’s or the Company’s debt securities or preferred stock or Parent’s or the Company’s financial strength or claims paying ability, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus as amended or supplemented relating to the Designated Securities.

(i) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in Parent’s or the Company’s securities, if any, on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Securities or both on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus relating to the Designated Securities.

(j) The Company shall have complied with the provisions of Section 5(d) hereof with respect to the furnishing of Prospectuses on the second New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Securities.

(k) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company and Parent of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (a) and (g) of this Section and as to such other matters as the Representatives may reasonably request.

(l) There shall not exist any circumstances beyond the control of the Underwriters, that make it impossible, impracticable or illegal, or cause any of them to be in breach of any restriction (whether fiduciary, regulatory or otherwise) which may be claimed by any person, for the obligations of the Underwriters in connection with transactions contemplated in this Agreement to be cleared or transferred through the clearance system or by the settlement procedure normally utilized to clear or settle such obligations.

(m) Parent shall have entered into an agreement in the form of Annex III hereto regarding the issue and sale of certain types of securities without the prior written consent of the Representatives.

9. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Pricing Prospectus, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Basic Prospectus, any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Pricing Prospectus, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

(b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Pricing Prospectus, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Pricing Prospectus, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnified party shall, without the written consent of the indemnifying party (such written consent not to be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending action or claim in respect of which indemnification or contribution is sought hereunder if the indemnifying party has assumed the defense of such action or claim.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company, less the total underwriting compensation paid by the Company, bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

10. Underwriter Default. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or Optional Securities, as the case may be, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Firm Designated Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Firm Designated Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Firm Designated Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Securities, as the case may be, of a defaulting

Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities or the Over-allotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. Representations, Agreements and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or Parent or the Company, or any officer or director or controlling person of Parent or the Company, and shall survive delivery of and payment for the Designated Securities.

12. Expenses on Termination. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities or Optional Securities covered by such Pricing Agreement or Over-allotment Option, as the case may be, except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 7 and 9 hereof.

13. Notices. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, overnight courier, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, overnight courier, telex or facsimile transmission to the agent for service of process set forth in the Registration Statement, with a copy thereof (which copy shall not constitute notice to the Company) sent by facsimile transmission to Mayer, Brown, Rowe & Maw LLP, 71 South Wacker Drive, Chicago, Illinois 60606, facsimile number (312) 701-7711, Attention: Lawrence R. Hamilton, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 9(c) (Indemnification) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. Successors. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Venue; Waiver; Service of Process. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against any of them arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York court. The Company has appointed Sanjoy Mukherjee, Senior Vice President, General Counsel and Secretary of Parent, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

16. Time shall be of the essence of each Pricing Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business, and the term “New York Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

17. Applicable Law. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. Counterparts. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts (including facsimile counterparts), each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

19. Arm’s-Length Terms. The Company acknowledges and agrees that (i) the purchase and sale of the Debt Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or Parent, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or Parent with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or Parent on other matters) or any other obligation to the Company or Parent except the obligations expressly set forth in this Agreement and (iv) the Company and Parent have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

20. Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

21. Waiver. The Company and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

Very truly yours, Everest Reinsurance Holdings, Inc.

By:	/S/ CRAIG E. EISENACHER
Name: Craig E. Eisenacher Title: Executive Vice President and Chief Financial Officer

Accepted as of the date hereof:

WACHOVIA CAPITAL MARKETS, LLC

CITIGROUP GLOBAL MARKETS INC.

As Representatives and on behalf of the Underwriters

Wachovia Capital Markets, LLC

By:	/S/ JEREMY SCHWARTZ
Name: Jeremy Schwartz Title: Vice President

Citigroup Global Markets Inc.

By:	/S/ CHANDRY HARJANI
Name: Chandry Harjani Title: Vice President